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                                PLEDGE AGREEMENT

            This PLEDGE AGREEMENT, dated as of March __, 1997 (together with all amendments, if any, from time to time hereto, this "Agreement"), by the Pledgors identified as such on the signature pages hereof (each, a "Pledgor" and collectively, "Pledgors") in favor of GENERAL ELECTRIC CAPITAL CORPORATION in its capacity as Agent for Lenders ("Agent").

                              W I T N E S S E T H:

            WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof among Dana Perfumes Corp. ("Borrower"), the other Persons named therein as Credit Parties, Agent and the Persons named therein as Lenders (as from time to time amended, restated, supplemented or otherwise modified (the "Credit Agreement"), Lenders have agreed to make Loans to Borrower;

            WHEREAS, each Pledgor is the record and beneficial owner of the shares of stock described in Part A of Schedule I hereto and issued by the issuers named therein (each, a "Pledged Entity"), and the owner of the promissory notes and instruments listed in Part B of Schedule I hereto;

            WHEREAS, each Pledgor benefits from the credit facilities made available to Borrower through the Credit Agreement;

            WHEREAS, it is a condition to the making of Loans under the Credit Agreement that each Pledgor shall have executed and delivered this Agreement and granted the security interest contemplated hereby to secure the obligations of Borrower under the Credit Agreement and the Loan Documents;

            NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and to induce Lenders to make Loans under the Credit Agreement, it is agreed as follows:

            1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined, and the following shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):
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            "Bankruptcy Code" means title 11, United States Code, as amended from time to time, and any successor statute thereto.

            "Pledged Collateral" has the meaning assigned to such term in
      Section 2 hereof.

            "Pledged Indebtedness" means those promissory notes and instruments listed on Part B of Schedule I hereto.

            "Pledged Shares" means those shares listed on Part A of Schedule I hereto.

            "Secured Obligations" has the meaning assigned to such term in
      Section 3 hereof.

            2. Pledge. Each Pledgor hereby pledges to and grants to Agent for itself and the ratable benefit of Lenders, a first priority security interest in all of the following (collectively, the "Pledged Collateral"):

                  (i) the Pledged Shares and the certificates representing the
            Pledged Shares, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; and

                  (ii) such portion, as determined pursuant to Section 6(d)
            below, of any additional shares of stock of a Pledged Entity from time to time acquired by such Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), and the certificates representing such additional shares, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

                  (iii) the Pledged Indebtedness and the promissory notes or instruments evidencing the Pledged Indebtedness, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of the Pledged Indebtedness; and


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                  (iv) all additional Indebtedness arising after the date hereof and owing to such Pledgor and evidenced by promissory notes or other instruments, together with such promissory notes and instruments, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of that Pledged Indebtedness.

            3. Security for Obligations. This Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of all Obligations of any kind under or in connection with the Credit Agreement and the other Loan Documents and all obligations of each Pledgor now or hereafter existing under this Agreement including, without limitation, all fees, costs and expenses whether in connection with collection actions hereunder or otherwise (collectively, the "Secured Obligations").

            4. Delivery of Pledged Collateral. All certificates representing or evidencing the Pledged Shares and all promissory notes and instruments evidencing Pledged Indebtedness shall be delivered to and held by or on behalf of Agent, for itself and the ratable benefit of Lenders, pursuant hereto. All Pledged Shares shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Agent and all promissory notes or other instruments evidencing the Pledged Indebtedness shall be endorsed by each Pledgor.

            5. Representations and Warranties. Each Pledgor represents and warrants to Agent that:

                  (a) Such Pledgor is, and at the time of delivery of the Pledged Shares to Agent pursuant to Section 4 hereof will be, the sole holder of record and the sole beneficial owner of such Pledged Shares free and clear of any Lien thereon or affecting the title thereto, except for any Lien created by this Agreement; such Pledgor is and at the time of delivery of the Pledged Indebtedness to Agent pursuant to Section 4 hereof will be, the sole owner of such Pledged Indebtedness free and clear of any Lien thereon or affecting title thereto, except for any Lien created by this Agreement;

                  (b) All of the Pledged Shares have been duly authorized, validly issued and are fully paid and non-assessable; the Pledged Indebtedness has been duly authorized, authenticated or issued and delivered by, and are the legal, valid and binding obligations of, the issuers thereof who are not in default thereunder;


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                  (c) Such Pledgor has the right and requisite authority to
      pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral pledged by such Pledgor to Lender as provided herein;

                  (d) None of the Pledged Shares or Pledged Indebtedness has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;

                  (e) All of the Pledged Shares are presently owned by such Pledgor, and are presently represented by the stock certificates listed on Part A of Schedule I hereto. As of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to the Pledged Shares;

                  (f) No consent, approval, authorization or other order of any Person and no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority is required (i) for the pledge by such Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by such Pledgor or (ii) for the exercise by Agent, of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally;

                  (g) The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement, and the continuing possession of the Pledged Collateral by the Agent will create a valid first priority Lien on and a first priority perfected security interest in the Pledged Collateral pledged by such Pledgor, and the proceeds thereof, securing the payment of the Secured Obligations, subject to no other Lien or security interest;

                  (h) This Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable in accordance with its terms;

                  (i) The Pledged Shares constitute 66% of the issued and outstanding shares of Stock of each Pledged Entity; and


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                  (j) Except as disclosed on Part B of Schedule I, none of the
      Pledged Indebtedness is subordinated in right of payment to other Indebtedness or subject to the terms of an indenture.

            The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.

            6. Covenants. Each Pledgor covenants and agrees that until the Termination Date:

            (a) Without the prior written consent of Agent, such Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Pledged Collateral, or any unpaid dividends, interest or other distributions or payments with respect to the Pledged Collateral or grant a Lien in the Pledged Collateral, unless otherwise expressly permitted by the Credit Agreement;

            (b) Such Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such actions as Agent from time to time may request in order to ensure to Agent and Lenders the benefits of the Liens in and to the Pledged Collateral intended to be created by this Agreement, including the filing of any necessary Code financing statements, which may be filed by Agent with or (to the extent permitted by law) without the signature of such Pledgor, and will cooperate with Agent, at such Pledgor's expense, in obtaining all necessary approvals and making all necessary filings under federal or state law in connection with such Liens or any sale or transfer of the Pledged Collateral;

            (c) Such Pledgor has and will defend the title to the Pledged Collateral and the Liens of Agent in the Pledged Collateral against the claim of any Person and will maintain and preserve such Liens; and

            (d) Such Pledgor will, upon obtaining any additional shares of stock of a Pledged Entity or promissory notes or instruments, which shares, notes or instruments are not already Pledged Collateral, promptly (and in any event within five (5) Business Days) deliver to Agent a Pledge Amendment, duly executed by such Pledgor, in substantially the form of
      Schedule II hereto (a "Pledge Amendment") in respect of any such additional shares, notes or instruments, pursuant to which such Pledgor shall pledge to Agent all of such additional shares, notes and instruments; provided, however, that with respect to


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      any Pledged Entity, the aggregate shares of Stock pledged hereunder shall not constitute more than 66% of the issued and outstanding shares of Stock of such Pledged Entity. Such Pledgor hereby authorizes Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares and Pledged Indebtedness listed on any Pledge Amendment delivered to Agent shall for all purposes hereunder be considered Pledged Collateral.

            7. Pledgor's Rights. As long as no Event or Event of Default shall have occurred and be continuing and until written notice shall be given to the Pledgors in accordance with Section 8(a) hereof:

            (a) Each Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral, or any part thereof for all purposes not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document; provided, however, that no vote shall be cast, and no consent shall be given or action taken, which would have the effect of impairing the position or interest of Agent in respect of the Pledged Collateral or which would authorize or effect (unless and to the extent expressly permitted by the Credit Agreement):

                  (i) the dissolution or liquidation, in whole or in part, of a
            Pledged Entity;

                  (ii) the consolidation or merger of a Pledged Entity with any other Person, except with a Pledgor provided that such Pledgor is the surviving corporation;

                  (iii) the sale, disposition or encumbrance of all or
            substantially all of the assets of a Pledged Entity, except for Liens in favor of Agent;

                  (iv) any change in the authorized number of shares, the stated
            capital or the authorized share capital of a Pledged Entity or the issuance of any additional shares of its Stock; or

                  (v) the alteration of the voting rights with respect to the
            Stock of a Pledged Entity; and

            (b)(i) Each Pledgor shall be entitled, from time to time, to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Shares and Pledged Indebtedness to the extent not in violation of the


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      Credit Agreement other than any and all; (A) dividends and interest paid or payable other than in cash in respect of any Pledged Collateral, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral; (B) dividends and other distributions paid or payable in cash in respect of any Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of a Pledged Entity; and (C) cash paid, payable or otherwise distributed, in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral; provided, however, that until actually paid all rights to such distributions shall remain subject to the Lien created by this Agreement; and

            (ii) All dividends and interest (other than such cash dividends and interest as are permitted to be paid to such Pledgor in accordance with clause (i) above) and all other distributions in respect of any of the Pledged Shares or Pledged Indebtedness, whenever paid or made, shall be delivered to Agent to hold as Pledged Collateral and shall, if received by any Pledgor, be received in trust for the benefit of Agent, be segregated from the other property or funds of such Pledgor, and be forthwith delivered to Agent as Pledged Collateral in the same form as so received (with any necessary indorsement).

            8. Defaults and Remedies.

            (a) Upon the occurrence of an Event of Default (as defined in the Credit Agreement) and during the continuation of such Event of Default, then on or at any time after such declaration (provided that such declaration is not rescinded by the Agent) and concurrently with written notice to any Pledgor, Agent (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral (which in the case of any Pledged Entity organized under the laws of Canada or any province thereof, may be done without regard to the occurrence of an Event of Default), to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a stockholder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon, to sell in one or more sales after ten (10) days' notice of the time and place of any public sale or of the time at which a private sale is to take place (which notice each Pledgor agrees is commercially reasonable) the whole or any part of the Pledged Collateral and to otherwise act with respect to the Pledged


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      Collateral as though Agent was the outright owner thereof, each Pledgor hereby irrevocably constituting and appointing Agent as the proxy and attorney-in-fact of Pledgor, with full power of substitution to do so, and which shall remain in effect until the Secured Obligations are indefeasibly paid in full; provided, however, Agent shall not have any duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so. Any sale shall be made at a public or private sale at Agent's place of business, or at any place to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Agent may deem fair, and Agent may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of any Pledgor or any right of redemption. Each sale shall be made to the highest bidder, but Agent reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of Agent.

            (b) If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to Agent, in its discretion, the unlikelihood of the proceeds of the sales of the whole of the Pledged Collateral being sufficient to discharge all the Secured Obligations, Agent may, on one or more occasions and in its discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be after ten (10) days' notice to such Pledgor.

            (c) The proceeds of any sale, disposition or other realization upon all or any part of the Pledged Collateral shall be distributed by Agent, upon receipt, in the following order of priorities.

                  first, to Agent in an amount sufficient to pay in full the expenses of Agent in connection with such sale, disposition or other realization,


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            including all expenses, liabilities and advances incurred or made by
            Agent in connection therewith, including attorneys' fees and expenses;

                  second, to Lenders in an amount sufficient to pay in full all of the Secured Obligations; and

                  finally, upon payment in full of all of the Secured
            Obligations, to Pledgors or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

            (d) If, at any time when Agent in its sole discretion determines, following the occurrence and during the continuance of an Event of Default, that, in connection with any actual or contemplated exercise of its rights (when permitted under this Section 8) to sell the whole or any part of the Pledged Shares hereunder, it is necessary or advisable to effect a public registration of all or part of the Pledged Collateral pursuant to the Securities Act of 1933, as amended (or any similar statute then in effect) (the "Act"), each Pledgor shall, in an expeditious manner, cause the Pledged Entities to:

                  (i) Prepare and file with the Securities and Exchange
            Commission (the "Commission") a registration statement with respect to the Pledged Shares and in good faith use commercially reasonable efforts to cause such registration statement to become and remain effective;

                  (ii) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of the Pledged Shares covered by such registration statement whenever Agent shall desire to sell or otherwise dispose of the Pledged Shares;

                  (iii) Furnish to Agent such numbers of copies of a prospectus and a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as Agent may request in order to facilitate the public sale or other disposition of the Pledged Shares by Agent;

                  (iv) Use commercially reasonable efforts to register or
            qualify the Pledged Shares covered by such registration statement under such


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            other securities or blue sky laws of such jurisdictions within the
            United States and Puerto Rico as Agent shall request, and do such other reasonable acts and things as may be required of it to enable Agent to consummate the public sale or other disposition in such jurisdictions of the Pledged Shares by Agent;

                  (v) Furnish, at the request of Agent, on the date that shares of the Pledged Collateral are delivered to the underwriters for sale pursuant to such registration or, if the security is not being sold through underwriters, on the date that the registration statement with respect to such Pledged Shares becomes effective, (A) an opinion, dated such date, of the independent counsel representing such registrant for the purposes of such registration, addressed to the underwriters, if any, and in the event the Pledged Shares are not being sold through underwriters, then to Agent, in customary form and covering matters of the type customarily covered in such legal opinions; and (B) a comfort letter, dated such date, from the independent certified public accountants of such registrant, addressed to the underwriters, if any, and in the event the Pledged Shares are not being sold through underwriters, then to Agent, in a customary form and covering matters of the type customarily covered by such comfort letters and as the underwriters or Agent shall reasonably request. The opinion of counsel referred to above shall additionally cover such other legal matters with respect to the registration in respect of which such opinion is being given as Agent may reasonably request. The letter referred to above from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than five (5) Business Days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as Agent may reasonably request; and

                  (vi) Otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable but not later than 18 months after the effective date of the registration statement, an earnings statement covering the period of at least 12 months beginning with the first full month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act.


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            (e) All expenses incurred in complying with Section 8(d) hereof, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), printing expenses, fees and disbursements of counsel for the registrant, the fees and expenses of counsel for Agent, expenses of the independent certified public accountants (including any special audits incident to or required by any such registration) and expenses of complying with the securities or blue sky laws or any jurisdictions, shall be paid by such Pledgor.

            (f) If, at any time when Agent shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Act, Agent may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as Agent may deem necessary or advisable, but subject to the other requirements of this Section 8, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event, Agent in its discretion (x) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under said Act (or similar statute), (y) may approach and negotiate with a single possible purchaser to effect such sale, and (z) may restrict such sale to a purchaser who is an accredited investor under the Act and who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or any part thereof. In addition to a private sale as provided above in this
      Section 8, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act (or similar statute) at the time of any proposed sale pursuant to this Section 8, then Agent shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions:

                  (i) as to the financial sophistication and ability of any
            Person permitted to bid or purchase at any such sale;

                  (ii) as to the content of legends to be placed upon any
            certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof;


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

                  (iii) as to the representations required to be made by each
            Person bidding or purchasing at such sale relating to that Person's access to financial information about Pledgor and such Person's intentions as to the holding of the Pledged Collateral so sold for investment for its own account and not with a view to the distribution thereof; and

                  (iv) as to such other matters as Agent may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors' rights and the Act and all applicable state securities laws.

            (g) Each Pledgor recognizes that Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (f) above. Each Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Pledged Entity to register such securities for public sale under the Act, or under applicable state securities laws, even if such Pledgor and the Pledged Entity would agree to do so.

            (h) Each Pledgor agrees to the maximum extent permitted by applicable law that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension or moratorium law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and each Pledgor waives the benefit of all such laws to the extent it lawfully may do so. Each Pledgor agrees that it will not interfere with any right, power and remedy of Agent provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by Agent of any one or more of such rights, powers or remedies. No failure or delay on the part of Agent to exercise any such right, power or remedy and no notice or demand which may be given to or made upon any Pledgor by Agent with respect to any such remedies shall operate as a waiver thereof, or limit or


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

      impair Agent's right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against any Pledgor in any respect.

            (i) Each Pledgor further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to Agent, that Agent shall have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically enforceable against such Pledgor, and each Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations.

            9. Waiver. No delay on Agent's part in exercising any power of sale, Lien, option or other right hereunder, and no notice or demand which may be given to or made upon any Pledgor by Agent with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair Agent's right to take any action or to exercise any power of sale, Lien, option, or any other right hereunder, without notice or demand, or prejudice Agent's rights as against any Pledgor in any respect.

            10. Assignment. Agent may assign, indorse or transfer any instrument evidencing all or any part of the Secured Obligations as provided in, and in accordance with, the Credit Agreement, and the holder of such instrument shall be entitled to the benefits of this Agreement.

            11. Termination. Immediately following the indefeasible payment in full of all Secured Obligations and termination of the commitments under the Credit Agreement, Agent shall deliver to each Pledgor the Pledged Collateral pledged by such Pledgor at the time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the Liens hereof and, except as otherwise provided herein, all of such Pledgor's obligations hereunder shall at such time terminate.

            12. Lien Absolute. All rights of Agent hereunder, and all obligations of each Pledgor hereunder, shall be absolute and unconditional irrespective of:


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

            (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

            (b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

            (c) any exchange, release or non-perfection of any other Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations; or

            (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor.

            13. Release. Each Pledgor consents and agrees that Agent may at any time, or from time to time, in its discretion:

            (a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Secured Obligations; and

            (b) exchange, release and/or surrender all or any of the Collateral (including the Pledged Collateral), or any part thereof, by whomsoever deposited, which is now or may hereafter be held by Agent in connection with all or any of the Secured Obligations; all in such manner and upon such terms as Agent may deem proper, and without notice to or further assent from any Pledgor, it being hereby agreed that each Pledgor shall be and remain bound upon this Agreement, irrespective of the value or condition of any of the Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the Credit Agreement, or any other agreement governing any Secured Obligations. Each Pledgor hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Secured Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon any Pledgor. No act or omission of any kind on Agent's part shall in any event affect or impair this Agreement.

            14. Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Pledgor or any Pledged Entity for liquidation or reorganization, should any Pledgor or any Pledged Entity become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Pledgor's or a Pledged Entity's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

            15. Miscellaneous.

            (a) Agent may execute any of its duties hereunder by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to its duties hereunder.

            (b) Each Pledgor agrees to promptly reimburse Agent for actual out-of-pocket expenses, including, without limitation, reasonable counsel fees, incurred by Agent in connection with the administration and enforcement of this Agreement.

            (c) Neither Agent, nor any of its respective officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct.

            (d) THIS AGREEMENT SHALL BE BINDING UPON EACH PLEDGOR AND ITS SUCCESSORS AND ASSIGNS, AND SHALL INURE TO THE BENEFIT OF, AND BE ENFORCEABLE BY, AGENT AND ITS SUCCESSORS AND ASSIGNS, AND NONE OF THE TERMS OR PROVISIONS OF THIS AGREEMENT MAY BE WAIVED, ALTERED, MODIFIED OR AMENDED AS TO ANY PLEDGOR EXCEPT IN

      WRITING DULY SIGNED FOR AND ON BEHALF OF AGENT AND
      SUCH PLEDGOR.

            (e) EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA, AND TO THE EXTENT APPLICABLE WITH RESPECT TO THE PLEDGE OF THE STOCK OF PERFUMES DANA S.A.I.C., THE LAWS OF ARGENTINA. EACH PLEDGOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN OR AMONG PLEDGORS, AGENT OR ANY LENDER PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, PROVIDED, THAT AGENT AND PLEDGORS ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK, AND, PROVIDED, FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE PLEDGED COLLATERAL OR ANY OTHER SECURITY FOR THE SECURED OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT, FOR THE BENEFIT OF AGENT AND LENDERS. EACH PLEDGOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PLEDGOR HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PLEDGOR

      HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PLEDGOR AT THE ADDRESS SET FORTH ON SCHEDULE III HERETO AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

            (f) BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), EACH PLEDGOR AND AGENT DESIRES THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OR ARBITRATION, EACH PLEDGOR AND AGENT WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

            16. Severability. Whenever possible, each provision of this Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement. This Agreement is to be read, construed and applied together with the Credit Agreement and the other Loan Documents which, taken together, set forth the complete understanding and agreement of Agent, Lenders and Pledgors with respect to the matters referred to herein and therein.

            17. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other party any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person with receipt acknowledged or by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback addressed as follows:

            (a)   If to Agent, at:

                  General Electric Capital Corporation
                  201 High Ridge Road
                  Stamford, Connecticut  06927-5100
                  Attention:  Accounts Manager - Renaissance
                  Telecopier Number:  (203) 316-7823

                  with copies to:

                  Weil, Gotshal & Manges LLP
                  767 Fifth Avenue
                  New York, New York  10153
                  Attention:  Ted S. Waksman, Esq.
                  Telecopier Number:  (212) 310-8007

                  and:

                  General Electric Capital Corporation
                  201 High Ridge Road
                  Stamford, Connecticut  06927-5100
                  Attention: Corporate Counsel - Commercial Finance Telecopier Number: (203) 316-7889

            (b) If to any Pledgor, at the address of such Pledgor specified on Schedule III hereto:

                  with a copy to:

                  Brownstein Hyatt Farber & Strickland, P.C.
                  419 17th Street - 22nd Floor
                  Denver, Colorado  80202-4437
                  Attention: John L. Ruppert, Esq.
                  Telecopier Number:  (303) 623-1956

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been validly served, given or delivered (i) upon the earlier of actual receipt and three (3) Business Days after the same shall have been deposited with the United States mail, registered or certified mail, return receipt requested, with proper postage prepaid, (ii) upon transmission, when sent by telecopy and confirmed by telecopy answerback, (iii) one (1) Business Day after deposit with a reputable overnight carrier with all charges prepaid, or (iv) when delivered, if hand-delivered by messenger. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

            18. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

            19. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall, collectively and separately, constitute one agreement.

                            [signature page follows]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                                    DANA PERFUMES CORP.


                                    By: ________________________________________

                                    Name: ______________________________________

                                    Title: _____________________________________


                                    MEM COMPANY, INC.


                                    By: ________________________________________

                                    Name: ______________________________________

                                    Title: _____________________________________


                                    RENAISSANCE COSMETICS, INC.


                                    By: ________________________________________

                                    Name: ______________________________________

                                    Title: _____________________________________


                                    COSMAR CORPORATION


                                    By: ________________________________________

                                    Name: ______________________________________

                                    Title: _____________________________________


                                    GREAT AMERICAN COSMETICS, INC.


                                    By: ________________________________________

                                    Name: ______________________________________

                                    Title: _____________________________________

                                    HOUBIGANT (1995) LIMITED


                                    By: ________________________________________

                                    Name: ______________________________________

                                    Title: _____________________________________


                                    ARISTOCRAT LEATHER PRODUCTS,
                                    INC.


                                    By: ________________________________________

                                    Name: ______________________________________

                                    Title: _____________________________________


                                    MARTON FRERES, INC.


                                    By: ________________________________________

                                    Name: ______________________________________

                                    Title: _____________________________________


                                    MEM COMPANY (CANADA) LIMITED


                                    By: ________________________________________

                                    Name: ______________________________________

                                    Title: _____________________________________


                                    ENGLISH LEATHER, INC.


                                    By: ________________________________________

                                    Name: ______________________________________

                                    Title: _____________________________________

Accepted and Acknowledged by:

GENERAL ELECTRIC CAPITAL CORPORATION


By:_________________________________
   Name:_____________________________
        Its Duly Authorized Signatory